                                                               EXHIBIT 25

                                   UNITED STATES
                         SECURITIES AND EXCHANGE COMMISSION

                               Washington, D.C. 20549

                                      FORM T-1

                         STATEMENT OF ELIGIBILITY UNDER THE
                    TRUST INDENTURE ACT OF l939 OF A CORPORATION
                            DESIGNATED TO ACT AS TRUSTEE

                    / /  CHECK IF AN APPLICATION TO DETERMINE
               ELIGIBILITY OF A TRUSTEE PURSUANT TO SECTION 305(B)(2)


                         STATE STREET BANK AND TRUST COMPANY
--------------------------------------------------------------------------------
                 (Exact name of trustee as specified in its charter)


      Massachusetts                                             04-1867445
--------------------------                                   -------------------
(State of incorporation if                                   (I.R.S. Employer
   not a national bank                                       Identification No.)


                   225 Franklin Street, Boston, Massachusetts 02110
--------------------------------------------------------------------------------
               (Address of principal executive offices)     (Zip Code)


            John R. Towers, Executive Vice President and General Counsel,
                   225 Franklin Street, Boston, Massachusetts 02110
                                    (617) 654-3253
--------------------------------------------------------------------------------
              (Name, address and telephone number of agent for service)

                         THE DOE RUN RESOURCES CORPORATION
                             FABRICATED PRODUCTS, INC.
                                DOE RUN CAYMAN LTD.
                               DOE RUN MINING S.R.L.
                                DOE RUN PERU S.R.L.
                                 DOE RUN AIR S.A.C.
                             DOE RUN DEVELOPMENT S.A.C.
                            EMPRESA MINERA COBRIZA S.A.
--------------------------------------------------------------------------------
                 (Exact name of obligor as specified in its charter)

           New York                                             13-1255630
           Delaware                                             43-1755268
        Cayman Islands                                        Not Applicable
             Peru                                             Not Applicable
             Peru                                             Not Applicable
             Peru                                             Not Applicable
             Peru                                             Not Applicable
             Peru                                             Not Applicable
--------------------------------                            --------------------
(State or other jurisdiction of                              (I.R.S. Employer
 incorporation or organization)                              Identification No.)


                    1801 Park 270 Drive, St. Louis, Missouri 63146
--------------------------------------------------------------------------------
               (Address of principal executive offices)      (Zip Code)

                    111/4% Senior Secured Notes due 2005, Series B
             Guarantees of 111/4% Senior Secured Notes due 2005, Series B
--------------------------------------------------------------------------------
                         (Title of the indenture securities)

Item l.   GENERAL INFORMATION.

     Furnish the following information as to the trustee:

     (a) Name and address of each examining or supervising authority to which it is subject:

               Department of Banking and Insurance of
               The Commonwealth of Massachusetts
               100 Cambridge Street
               Boston, Massachusetts

               Board of Governors of the Federal Reserve System
               Washington, D.C.

               Federal Deposit Insurance Corporation
               Washington, D.C.

     (b)  Whether it is authorized to exercise corporate trust powers:

               The trustee is so authorized.

Item 2. AFFILIATIONS WITH OBLIGOR. If the obligor is an affiliate of the trustee, describe each such affiliation.

               None with respect to the trustee or its parent, State Street Corporation.

Item l6. LIST OF EXHIBITS. List below all exhibits filed as a part of this statement of eligibility and qualification.

               l. A copy of the Articles of Association of the trustee as now in effect.

                    A copy of the Articles of Association of the trustee, as now in effect, is on file with the Securities and Exchange Commission as Exhibit 1 to Amendment No. 1 to the Statement of Eligibility and Qualification of Trustee (Form T-1) filed with Registration Statement of Morse Shoe, Inc. (File No. 22-17940) and is incorporated herein by reference thereto.

               2. A copy of the Certificate of Authority of the trustee to do Business.

                         A copy of a Statement from the Commissioner of Banks of
                    Massachusetts that no certificate of authority for the trustee to commence business was necessary or issued is on file with the Securities and Exchange Commission as Exhibit 2 to Amendment No. 1 to the Statement of Eligibility and Qualification of Trustee (Form T-1) filed with Registration Statement of Morse Shoe, Inc. (File No. 22-17940) and is incorporated herein by reference thereto.

               3. A copy of the Certification of Fiduciary Powers of the Trustee.

                         A copy of the authorization of the trustee to exercise
                    corporate trust powers is on file with the Securities and Exchange Commission as Exhibit 3 to Amendment No. 1 to the Statement of Eligibility and Qualification of Trustee (Form T-1) filed with Registration Statement of Morse Shoe, Inc. (File No. 22-17940) and is incorporated herein by reference thereto.

               4.   A copy of the By-laws of the trustee as now in effect.

                         A copy of the By-Laws of the trustee, as now in effect,
                    is on file with the Securities and Exchange Commission as
                    Exhibit 4 to the Statement of Eligibility and Qualification of Trustee (Form T-1) filed with Registration Statement of Eastern Edison Company (File No. 33-37823) and is incorporated herein by reference thereto.

               5. A consent of the trustee required by Section 32l(b) of the Act is annexed hereto as Exhibit 5 and made a part hereof.

               6. A copy of the latest Consolidated Reports of Condition of the trustee, published pursuant to law or the requirements of its supervising or examining authority.

                         A copy of the latest report of condition of the trustee
                    published pursuant to law or the requirements of its supervising or examining authority is annexed hereto as
                    Exhibit 6 and made a part hereof.

                                        NOTES


          Inasmuch as this Form T-l is filed prior to the ascertainment by the trustee of all facts on which to base its answer to Item 2, the answer to said
Item is based upon incomplete information. Said Item may, however, be considered correct unless amended by an amendment to this Form T-l.

                                      SIGNATURE


          Pursuant to the requirements of the Trust Indenture Act of l939, the trustee, State Street Bank and Trust Company, a Massachusetts trust company, has duly caused this statement of eligibility and qualification to be signed on its behalf by the undersigned, thereunto duly authorized, all in the City of Hartford, and State of Connecticut, on the 28th day of October, 1998.

                                        STATE STREET BANK AND TRUST
                                        COMPANY,
                                        Trustee


                                        By /s/ Robert L. Reynolds
                                           --------------------------------
                                           Name:  Robert L. Reynolds
                                           Title:  Vice President

                                      EXHIBIT 5


                               CONSENT OF THE TRUSTEE
                             REQUIRED BY SECTION 321(b)
                         OF THE TRUST INDENTURE ACT OF 1939
                          ----------------------------------

     The undersigned, as Trustee under an Indenture entered into among The Doe Run Resources Corporation, Fabricated Products, Inc., Doe Run Cayman Ltd., Doe Run Mining S.R.L., Doe Run Peru S.R.L., Doe Run Air S.A.C., Doe Run Development S.A.C., and Empresa Mineral Cobriza S.A. and State Street Bank and Trust Company, Trustee, does hereby consent that, pursuant to Section 321(b) of the Trust Indenture Act of 1939, reports of examinations with respect to the undersigned by Federal, State, Territorial or District authorities may be furnished by such authorities to the Securities and Exchange Commission upon request therefor.


                                        STATE STREET BANK AND TRUST
                                        COMPANY,
                                        Trustee


                                        By /s/ Robert L. Reynolds
                                           --------------------------------
                                           Name:  Robert L. Reynolds
                                           Title:  Vice President





Dated:  October 28, 1998

                                      EXHIBIT 6

Consolidated Report of Condition of State Street Bank and Trust Company, Massachusetts and foreign and domestic subsidiaries, a state banking institution organized and operating under the banking laws of this commonwealth and a member of the Federal Reserve System, at the close of business DECEMBER 31, 1997, published in accordance with a call made by the Federal Reserve Bank of this District pursuant to the provisions of the Federal Reserve Act and in accordance with a call made by the Commissioner of Banks under General Laws, Chapter 172,
Section 22(a).

                                                                   Thousands of
ASSETS                                                                  Dollars
Cash and balances due from depository institutions:
     Noninterest-bearing balances and currency and coin               2,220,829
     Interest-bearing balances                                       10,076,045
Securities                                                                           10,373,821
Federal funds sold and securities purchased
     under agreements to resell in domestic offices
     of the bank and its Edge subsidiary                              5,124,310
Loans and lease financing receivables:
     Loans and leases, net of unearned income     6,270,348
     Allowance for loan and lease losses             82,820
     Allocated transfer risk reserve                      0
     Loans and leases, net of unearned income and allowances          6,187,528
Assets held in trading accounts                                       1,241,555
Premises and fixed assets                                               410,029
Other real estate owned                                                     100
Investments in unconsolidated subsidiaries                               38,831
Customers' liability to this bank on acceptances outstanding             44,962
Intangible assets                                                       224,049
Other assets                                                          1,507,650
                                                                    -----------
Total assets                                                         37,449,709
                                                                    ===========
LIABILITIES

Deposits:
     In domestic offices                                             10,115,205
     Noninterest-bearing                          7,739,136
     Interest-bearing                             2,376,069
     In foreign offices and Edge subsidiary                          14,791,134
     Noninterest-bearing                             71,889
     Interest-bearing                            14,719,245
Federal funds purchased and securities sold under
     agreements to repurchase in domestic offices of
     the bank and of its Edge subsidiary                              7,603,920
Demand notes issued to the U.S. Treasury and Trading Liabilities        194,059
Trading liabilities                                                   1,036,905
Other borrowed money                                                    459,252
Subordinated notes and debentures                                             0
Bank's liability on acceptances executed and outstanding                 44,962
Other liabilities                                                       972,782

Total liabilities                                                    35,218,219
                                                                    -----------

EQUITY CAPITAL
Perpetual preferred stock and related surplus                                 0
Common stock                                                             29,931
Surplus                                                                 444,620
Undivided profits and capital reserves/Net unrealized
 holding gains (losses)                                               1,763,076
Cumulative foreign currency translation adjustments                      (6,137)
Total equity capital                                                  2,231,490
                                                                    -----------
Total liabilities and equity capital                                 37,449,709
                                                                    ===========

I, Rex S. Schuette, Senior Vice President and Comptroller of the above named bank do hereby declare that this Report of Condition has been prepared in conformance with the instructions issued by the Board of Governors of the Federal Reserve System and is true to the best of my knowledge and belief.

                                   Rex S. Schuette

We, the undersigned directors, attest to the correctness of this Report of Condition and declare that it has been examined by us and to the best of our knowledge and belief has been prepared in conformance with the instructions issued by the Board of Governors of the Federal Reserve System and is true and correct.

                                   David A. Spina
                                   Marshall N. Carter
                                   Truman S. Casnern